                                                                   EXHIBIT 99.02

                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1

                -----------------------------------------------

                Monthly Period:                    11/01/96 to
                                                   11/30/96
                Distribution Date:                 12/16/96
                Transfer Date:                     12/13/96


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank
(the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution
        to Certificateholders per $1,000
        original certificate principal amount                        $4.88680556

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount                                 $4.88680556

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount                                 $0.00000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-1
Page 2


B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Collection of Principal Receivables.
        -----------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                     Principal Collection Rate    $ Amount
                                ------------------------------------------------
                                                         9.88%    $49,380,692.34


    2.  Collection of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Collections of Finance Charge
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                          Finance Charge Yield    $ Amount
                                ------------------------------------------------
             Periodic Finance Charges                   14.70%     $6,125,106.75
             Discount Receivables                        1.56%       $650,404.28
                                                         -----       -----------
               Total                                    16.26%     $6,775,511.03



    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of the last day of the
             Collection Period                                $17,659,405,838.53

        (b)  Invested Amount as of the last day of the
             Collection Period                                   $500,000,000.00

        (c)  The Invested Amount set forth in paragraph 3(b)
             above as a percentage of the aggregate amount
             of Principal Receivables set forth in paragraph
             3(a) above                                                   2.831%

        (d)  During the amortization Period: The Invested
             Amount as of ______ (the last day of the
             Revolving Period)                                               N/A

        (e)  The Invested Amount set forth in paragraph 3(d)
             above as a percentage of the aggregate amount of
             Principal Receivables set forth in paragraph 3(a)
             above (applied with respect to Principal
             Receivables during the Amortization Period)                     N/A

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-1
Page 3

    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the
        Accounts which were delinquent as of the end of the day
        on the last day of the Collection Period
                                                                  Aggregate
                                             % of Total            Account
                                            Outstandings           Balance
                                        ----------------------------------------

        (a)  35 - 64 days                             2.05%      $373,199,107.54
        (b)  65 - 94 days                             1.17%      $213,539,533.95
        (c)  95 - 124 days                            0.92%      $167,661,548.10
        (d)  125 - 154 days                           0.75%      $135,545,099.99
        (e)  155 or more days                         1.08%      $194,904,760.47
                                        ----------------------------------------
                              Total                   5.97%    $1,084,850,050.05
                                        ========================================


    5.  Monthly Investor Default Amount.
        -------------------------------

        The aggregate amount of all defaulted Principal
        Receivables written off as uncollectible during the
        Collection Period allocable to the Invested Amount
        (the "Monthly Investor Default Amount")                    $2,391,045.81


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a)  The aggregate amount of Investor Charge-Offs
             during the Collection Period                                  $0.00

        (b)  The amounts set forth in paragraph 6(a) above, per
             $1,000 original certificate principal amount (which
             will have the effect of reducing, pro rata, the
             amount of each Certificateholder's investment)                $0.00

        (c)  The aggregate amount of Investor Charge-Offs
             reimbursed during the Collection Period                       $0.00

        (d)  The amounts set forth in paragraph 6(c) above, per
             $1,000 original certificate principal amount (which
             will have the effect of increasing, pro rata, the
             amount of each Certificateholder's investment)                $0.00

    7.  Investor Servicing Fee.
        ----------------------

        The amount of the Investor Monthly Servicing Fee payable
        by the Trust to the Servicer for the Collection Period       $625,000.00

    8.  Withdrawal from Cash Collateral Amount.
        --------------------------------------

        The amount to withdrawn from Cash Collateral Account
        on the related Distribution date.                                  $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1993-1
Page 4

    9.  Cash Collateral Amount.
        ----------------------

        The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                               $70,000,000.00

        The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                              Total                               $70,000,000.00

    11. Funds on Deposit in Cash Collateral Account
        -------------------------------------------

        The aggregate amount of funds on deposit in the Cash
        Collateral Account pursuant to Section 2.11(a)(vii) of
        the Amended Loan Agreement on such Distribution Date       $5,000,000.00


    12. Series 1993-1 Guaranty Amount
        -----------------------------

        (a)  The Available Series 1993-1 Guaranty Amount
             on such Distribution Date                            $10,000,000.00

        (b)  The Required Series 1993-1 Guaranty Amount
             on such Distribution Date                            $10,000,000.00


    13. The Available Series 1993-1 Loan Amount
        ---------------------------------------

        The Available Series 1993-1 Loan Amount
        on such Distribution Date                                 $55,000,000.00


    14. The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                      1.00000000
    15. The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period                10.52%


    16. The Base Rate
        -------------

        The Base Rate for the related Monthly period                       7.68%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------------------
                        W. Todd Peterson
                        Vice President